LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
For the Year Ended March 31, 2003


A claim of exemption under regulation 4.7 has been filed with the Commodity Futures Trading Commission for Lazard Alternative Strategies Fund, L.L.C.

                   AFFIRMATION OF THE COMMODITY POOL OPERATOR

IN WITNESS WHEREOF, the undersigned has made and signed this document as of the 23rd day of May, 2003, and affirms that to the best of his knowledge and belief the information contained in this Financial Statement is accurate and complete.

                  By: /S/MICHAEL S. ROME
                      ------------------
                  Michael S. Rome - Managing Director, Lazard Alternatives, LLC. For Lazard Alternative Strategies Fund, L.L.C.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
For the Year Ended March 31, 2003





Management Commentary                                                    1

Independent Auditors' Report                                             8

Schedule of Investments                                                  9

Statement of Assets, Liabilities and Members' Capital - Net Assets      10

Statement of Operations                                                 11

Statement of Changes in Members' Capital - Net Assets                   12

Statement of Cash Flows                                                 13

Notes to Financial Statements                                           14

[GRAPHIC OMITTED]

                                                           Administrator:
                                                           PFPC, Inc.
                                                           103 Bellevue Parkway
                                                           Wilmington
                                                           Delaware
                                                           Tel: 302-791-2595
                                                           Fax: 302-791-4076

Lazard Alternative Strategies Fund, L.L.C.
--------------------------------------------------------------------------------
May 19, 2003

Dear Investor,

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C. (the "Fund") has posted annualized returns of 6.3% since inception, net of all fees. In addition, the Fund has achieved 2.4% annualized volatility, well below target.

During the period between April 1, 2002 to March 31, 2003, the Fund's return was approximately 6.2%, net of all fees, weathering the extremely volatile markets. Performance was attractive when compared to the CSFB/Tremont Hedge Fund Index:

          --------------------------------------------- ------------------ ----------------------------------
                                                          APRIL 1, 2002
                                                           TO MARCH 31,           ANNUALIZED SINCE
                                                                   2003           SEPTEMBER 1, 2001
          --------------------------------------------- ------------------ ----------------------------------
                                                         RATE OF RETURN      RATE OF RETURN    VOLATILITY 2
          --------------------------------------------- ------------------ ------------------- --------------
          LAZARD ALTERNATIVE STRATEGIES FUND,                      6.2%                6.3%           2.4%
          L.L.C. 1
          --------------------------------------------- ------------------ ------------------- --------------
          CSFB/ Tremont Hedge Fund Index 3                         4.6%                4.2%           2.6%
          --------------------------------------------- ------------------ ------------------- --------------

CORRELATION ANALYSIS (SEPTEMBER 1, 2001 - MARCH 31, 2003)
-------------------------------------------------------- --------------------- ----------------- -----------------------
                                                          MSCI WORLD INDEX 4         S&P 500 4        LEHMAN AGGREGATE
                                                                                                          BOND INDEX 4
-------------------------------------------------------- --------------------- ----------------- -----------------------
LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.                             0.18              0.11                    0.19
-------------------------------------------------------- --------------------- ----------------- -----------------------

MONTHLY RETURNS - LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C. 1
--------- ------ ------- -------- ------- ------- --------- ------- -------- -------- -------- -------- ------- --------
          JAN    FEB     MAR      APR     MAY     JUNE      JULY    AUG      SEPT     OCT      NOV      DEC     YTD
--------- ------ ------- -------- ------- ------- --------- ------- -------- -------- -------- -------- ------- --------
2001                                                                         0.0%     1.2%     0.4%     0.7%    2.4%
--------- ------ ------- -------- ------- ------- --------- ------- -------- -------- -------- -------- ------- --------
2002      0.6%   0.5%    0.2%     1.6%    0.7%    -0.3%     -1.5%   0.7%     0.6%     0.1%     0.6%     1.1%    4.8%
--------- ------ ------- -------- ------- ------- --------- ------- -------- -------- -------- -------- ------- --------
2003      1.6%   0.7%    0.4%                                                                                   2.7%
--------- ------ ------- -------- ------- ------- --------- ------- -------- -------- -------- -------- ------- --------

--------------------------

1 Returns are final and are reported net of fees, including any performance allocation. Past performance, wherever stated in this letter, is not indicative of future results.

2    Volatility is measured as annualized standard deviation.

3 The underlying hedge funds held by the Fund may differ significantly from the funds that comprise the CSFB/Tremont Hedge Fund Index.

4 The investment programs of the Fund, and the hedge funds in which it invests, are not restricted to securities comprising these indices. The underlying hedge funds may use various techniques, such as short selling, which are not reflected in these indices.

Lazard Alternative Strategies Fund, LLC

[GRAPHIC OMITTED]

                                                  Lazard Alternative Investments
--------------------------------------------------------------------------------

Market Review and Outlook
--------------------------------------------------------------------------------

Low investor confidence, dour company outlooks, and fear of (and eventually actual) war in the Middle East depressed equity markets for much of the Fund's year. US equity markets outperformed other markets, but still ended down over the period. The Dow Jones Industrial Average, one of the best performing index, was down 23.2%. The S&P was down 26.1% and the Nasdaq was down 27.3% for the period. Non-US stock markets fared much worse. European stock indices dipped to levels not seen since between 1995 to 1997. The FTSE 100 fell 31.5%, the CAC 40 was down 44.1%, and the DAX plunged almost 55.1%. The Nikkei was also down 27.7%, and is now trading at levels last seen in 1983.


Credit markets were the safe haven for investors over the term. The exception to this rosy picture was in June and July of 2002 when stories of corporate malfeasance were prevalent and offered investors few places of refuge. Despite the volatility seen in the equity markets, corporate bonds managed to perform well, driven by strong capital in-flows, particularly into the high yield and distressed sectors during the last two quarters. The Lehman Brothers Aggregate Bond Index was up 9.8% over the period. The Lehman US Credit Index was up 11.4% and the High Yield index was up 6.9%, driven heavily by its performance in the first quarter of 2003. US Treasuries and agencies markets experienced extreme volatility over the period, but overall benefited from the skittishness of the equity markets and investor flight to quality.


Currency markets were not immune to the volatility that characterized the other capital market sectors. After its disappointing performance since its launch in 1999, the Euro consolidated around the $0.86-$0.87/Euro before moving decisively higher and breaching one-to-one parity in July of 2002, for the first time since it fell below $1.0/Euro in early 2000. After consolidating again around $0.96-$0.97/Euro range, it rallied strongly on news of the war in Iraq and weak U.S. economic performance, reaching a high of $1.10/Euro during March and ending at $1.09/Euro, a 25.2% appreciation over the period. The Japanese Yen also saw strong moves, but ended the term down 11.5% from its high in April 2002. Over twelve months, the Yen was as weak as 133.48 JPY/US$ and as strong as 115.81 JPY/US$ before ending the period at 118.09 JPY/US$.


Again, we find that our comment from last year continues to be relevant: "until convincing evidence of growth in the US and global economies materializes, it is prudent to expect a prolonged period of lower capital market returns." The good news is that volatile markets that continue to be driven by events and sentiment typically generate numerous alpha opportunities.


Perhaps, with the war in Iraq resolved, in the not-so-distant future the market can look forward to a period of structurally lower volatility. We continue to favor the risk/reward profile for credit exposure compared to broad equity exposure (beta), but are content with our long/short exposure that we feel represents a number of skilled stock selectors. We also continue to be fully allocated to discretionary traders with what we believe are appropriate risk management disciplines to attempt to extract alpha from the global commodity, currency, and bond markets. This allocation has served as an excellent portfolio diversifier in uncertain markets and remains our best hedge against a continuation of these conditions. Relative value still appears to offer benefits to the Fund, such as steady, positive returns. Convertible, fixed income and mortgage-backed securities arbitrage are the main drivers in this strategy. In the Event Driven strategy, we are comfortable with our credit and special situations exposures, where there are near-term catalysts to realize value and where economic and/or equity


Lazard Alternative Strategies Fund, LLC

[GRAPHIC OMITTED]

                                                  Lazard Alternative Investments
--------------------------------------------------------------------------------

market recovery would generate additional impetus for asset appreciation. We also believe that we are adequately positioned to participate in any potential increase in deal volume (that could result from more stable markets) in merger arbitrage.


Strategy Review
--------------------------------------------------------------------------------

We remain committed to the Fund's strategy of investing in a diversified portfolio across all of the major hedge fund strategies: Event Driven, Long/Short, Relative Value and Tactical Trading. All four strategies contributed positively to performance over the year, with Tactical Trading and Relative Value having the largest impact.


STRATEGY WEIGHTINGS AS OF MARCH 31, 2003


             [REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

Relative Value          30%
Event Driven            23%
Long/Short              24%
Tactical Trading        23%



APRIL 1, 2002 TO MARCH 31, 2003 PERFORMANCE CONTRIBUTION

             [REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

Relative Value          269
Event Driven            187
Long/Short               42
Tactical Trading        325


Presented gross of fees and expenses. For net performance, see page 1. These charts illustrate the allocation of the Fund's assets as of March 31, 2003 and the performance contribution for the period April 1, 2002 to March 31, 2003.


Lazard Alternative Strategies Fund, LLC
                                      -3-

[GRAPHIC OMITTED]

                                                  Lazard Alternative Investments
--------------------------------------------------------------------------------


Relative Value Strategies (APPROXIMATELY 30% OF PORTFOLIO AS OF MARCH 31, 2003)
--------------------------------------------------------------------------------

The Fund is currently allocated to eight hedge funds employing Relative Value strategies. The specific styles of these underlying hedge funds can be classified as convertible arbitrage (U.S. and non-U.S.), fixed income arbitrage (including global credit and mortgage-backed strategies), and multi-strategy arbitrage. The Relative Value Strategy was a major contributor to gross overall performance over the year, adding 2.7%. All three sub-styles performed positively over the term. Sub-strategy gross performance contributions for the period were as follows:


RELATIVE VALUE PERFORMANCE CONTRIBUTION

             [REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

                         BASIS POINT
SUB-STATEGY              CONTRIBUTION

Fixed Income Arbitrage       128
Multi Arbitrage               24
Convertible Arbitrage        117

Presented gross of fees and expenses. For net performance, see page 1.


Fixed income arbitrage strategies performed very well throughout the year. Mortgage-backed and other asset-backed securities and higher quality credits continued to deliver superior returns. Capital in-flow into corporate, high yield and distressed caused spreads to narrow across the board. Capital structure arbitrage was also able to produce profitable returns throughout the year. The pairs-trading strategies of one manager produced modest gains.


The Fund's investment in convertible arbitrage strategies also contributed positively to the Fund's performance. During spring and into summer 2002, stock volatility helped drive returns of convertible bonds, although an increase in credit spread volatility was a challenge. Into the third calendar quarter of 2002, volatility began to abate, yet narrowing credit spreads continued to buoy the convertible market. This trend continued throughout first quarter of 2003.



Lazard Alternative Strategies Fund, LLC
                                      -4-

[GRAPHIC OMITTED]

                                                  Lazard Alternative Investments
--------------------------------------------------------------------------------


Tactical Trading (APPROXIMATELY 23% OF PORTFOLIO AS OF MARCH 31, 2003)
--------------------------------------------------------------------------------

The Fund is currently allocated to six funds in the Tactical Trading strategy. The strategy contributed 3.3% of gross contribution over the year, making it the best performing strategy. All performance is attributed to discretionary managers, since, as has been the case since launch, the Fund did not hold any systematic traders over the period.


As strategies between Tactical Traders differ greatly, there tends to be a wide dispersion of returns among managers. Gains resulted mostly from those managers who correctly positioned for macro movements in interest rates and currencies. One manager (added during September 2002) generated returns by trading physical commodities and proved to be a helpful diversifier throughout the period.





Event Driven Strategies (APPROXIMATELY 23% OF PORTFOLIO AS OF MARCH 31, 2003)
--------------------------------------------------------------------------------

The Fund is currently allocated to five hedge funds in the Event Driven strategy. Sub-styles of these hedge funds are merger arbitrage, distressed securities and special situations. Managers utilizing these sub-styles participate in both U.S. and non-U.S. markets. The Event Driven strategy enhanced Fund returns by 1.9% over the year. Gains from distressed investing and special situations offset losses in merger arbitrage. The gross performance contribution of the Event Driven strategy was:


EVENT DRIVEN PERFORMANCE CONTRIBUTION


             [REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]


                         BASIS POINT
SUB-STATEGY              CONTRIBUTION

Distressed Securities        179
Merger Arbitrage              -5
Special Situations            13


Presented gross of fees and expenses. For net performance, see page 1.




As expected, merger arbitrage managers had few opportunities over the year. Transaction deal flow remained slow and increased volatility and investor uncertainty led to the canceling or re-pricing of many deals and likely prevented companies from pursuing possible deals. The Fund's exposure was purposely kept proportionately small due to the decreased prospects.


Lazard Alternative Strategies Fund, LLC

[GRAPHIC OMITTED]

                                                  Lazard Alternative Investments
--------------------------------------------------------------------------------

As an alternative to merger arbitrage, the Fund's Event Driven allocation was held mainly in managers with more flexible investment mandates, including distressed investing, corporate re-structuring and index rebalancing. Distressed markets offered investors both celebrations and heartaches over the year, as equity volatility caused credit spreads to spike several times, impacting marks-to-market but creating opportunities. Special Situations investments, in the U.S. and in emerging markets, also augmented Event Driven returns.



Long/Short (APPROXIMATELY 43% OF PORTFOLIO AS OF MARCH 31, 2003)
--------------------------------------------------------------------------------

The Fund is currently allocated to six hedge funds in the Long/Short Equity strategy. Despite poor performance of European equity managers, the Long/Short strategy still enhanced Fund returns by 0.4% over the year. Sub-strategy gross performance contributions for the period were as follows:


LONG/SHORT PERFORMANCE CONTRIBUTION


             [REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]


                         BASIS POINT
SUB-STATEGY              CONTRIBUTION

US Equity                    99
European Equity             -59
Japanese Equity               2


Presented gross of fees and expenses. For net performance, see page 1.




For the better part of the year, equity markets followed a downward path as news of corporate malfeasance fueled the falling markets. The managers within the Long/Short sector were presented with one of the most difficult market environments through which to navigate.


Stock selection and market exposure were the determinants of wins and losses, with short exposures being the main drivers of gains over the year. In addition, deft trading skills also added to gains as managers that opportunistically took profits avoided some of the whip-saw motions of the markets. Although none of the managers in the Fund is a short-only manager, many maintained a net short exposure throughout the second half of 2002 and the first quarter of 2003. Sector-specific and region-specific funds had the most difficulty, primarily due to their net long exposures and the Fund reduced its exposure to both over the period.



Lazard Alternative Strategies Fund, LLC
                                      -6-

[GRAPHIC OMITTED]

                                                  Lazard Alternative Investments
--------------------------------------------------------------------------------


Conclusion
--------------------------------------------------------------------------------

In 2002, the Fund sought to construct a diversified portfolio of alpha-seeking strategies with little systematic market exposure that pursued opportunities from individual security selection and relative value investing. We were fairly successful, with just one difficult quarter, and have learned from our mistakes along the way. In 2003, we maintain the same objective, and will endeavor to achieve it with fewer hiccups.


The team is continually screening the dynamic and rapidly evolving hedge fund universe for managers with proven investment skills and sound business structures. From our pool of qualified managers, we will continue to try to add managers with diversified and non-correlated alpha opportunity sets to our portfolio. We strive for the objective of higher absolute returns, though without the expectation that capital markets will necessarily cooperate.


Even if markets do not cooperate in the near term, the team is committed to seeking to generate low-volatility, positive returns that we hope will benefit our investors' overall asset performance.






Sincerely,



/S/KIT BOYATT               /S/ CHRISTIAN FREI
Kit Boyatt                  Christian Frei
Director,                   Director,
Lazard Asset Management LLC Lazard Asset Management LLC



/S/CHRIS HEASMAN
Chris Heasman
Director,
Lazard Asset Management LLC


All information on allocations to hedge funds is as of March 31, 2003. The Fund's allocations to various strategies, sub-styles, and hedge funds may change significantly over time.

Lazard Alternative Strategies Fund, LLC
                                      -7-

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: 212-436-2000
Fax: 212-436-5000
www.us.deloitte.com

                                                               [GRAPHIC OMITTED]
                                                                        DELOITTE
                                                                        & TOUCHE


INDEPENDENT AUDITORS' REPORT

To the Board of Managers and Members of
Lazard Alternative Strategies Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital - net assets of Lazard Alternative Strategies Fund, L.L.C. (the "Fund"), including the schedule of investments in Portfolio Funds, as of March 31, 2003, and the related statements of operations and cash flows for the year then ended, and changes in members' capital - net assets for the year ended March 31, 2003 and the period from January 1, 2002 to March 31, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2003, and the results of its operations and its cash flows for the year then ended, and the changes in its members' capital for the year ended March 31, 2003 and the period from January 1, 2002 to March 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Fund's investments in Portfolio Funds (approximately 101.98% of net assets), are stated at fair value based on estimates received from the Portfolio Funds. The respective managements of the Portfolio Funds have estimated the fair values relating to certain of the underlying investments of these Portfolio Funds in the absence of readily ascertainable market values. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.




DELOITTE & TOUCHE LLP
May 21, 2003

--------
DELOITTE
TOUCHE                                  -8-
TOHMATSU
--------

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENTS IN PORTFOLIO FUNDS   (101.98%)                              MARCH 31, 2003
       RELATIVE VALUE   (30.55%)
             Andromeda Global Credit Partners, LP                       $  1,744,518
             Blackthorn Partners, LP                                       1,270,016
             Laurel Ridge Partners, LP                                     2,514,952
             Metacapital Fixed Income Relative Value Fund, LP              1,041,756
             Octave-1, LP                                                  2,028,903
             Silverback Partners, LP                                       2,617,671
             Spyglass Capital, LP                                          2,105,433
             West Side Partners, LP                                        2,201,486
                                                                        ------------
                                                                          15,524,735
                                                                        ------------
       EVENT DRIVEN   (23.71%)
             European Merger Fund, LLC                                     1,204,224
             Farallon Capital Partners, LP                                 2,323,289
             Marathon Special Opportunity Fund, LP                         3,609,461
             Spinnaker Global Emerging Markets Fund                        2,427,917
             The Canyon Value Realization Fund, LP                         2,485,076
                                                                        ------------
                                                                          12,049,967
                                                                        ------------
       TACTICAL TRADING   (23.22%)
             Framework Partners, LP                                        3,236,327
             Graham Global Investment Fund, LTD                            1,806,245
             Rubicon Global Partners, LP                                   1,267,384
             Vega Relative Value Fund, LP                                  1,892,601
             Vega Select Opportunities Fund, LTD (Institutional Class)     1,845,657
             Victory Fund, LP                                              1,753,652
                                                                        ------------
                                                                          11,801,866
                                                                        ------------
       LONG/SHORT   (24.50%)
             Alson Signature Fund, LP                                      2,617,771
             CCM Small Cap Value Fund, LP                                  1,333,791
             Delta Institutional, LP                                       1,703,038
             Glenhill Capital, LP                                          3,306,424
             The Contra Fund Limited                                       1,780,405
             Verus Investment Partners (Q.P.), LP                          1,706,250
                                                                        ------------
                                                                          12,447,679
                                                                        ------------

       TOTAL INVESTMENTS IN PORTFOLIO FUNDS (COST $46,852,452)            51,824,247

       LIABILITIES IN EXCESS OF OTHER ASSETS (-1.98%)                     (1,004,962)
                                                                        ------------
       MEMBERS' CAPITAL - NET ASSETS (100.00%)                          $ 50,819,285
                                                                        ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

                                                                      MARCH 31, 2003
ASSETS

Investments in Portfolio Funds, at fair value (cost - $46,852,452)      $ 51,824,247
Cash and cash equivalents                                                    820,068
Redemption of Portfolio Funds                                                 90,680
Interest receivable                                                              427
                                                                        ------------

      TOTAL ASSETS                                                        52,735,422
                                                                        ------------

LIABILITIES

Redemption payable                                                         1,480,000
Redemption payable from Special Member Account                               212,987
Management fee payable                                                       119,977
Professional fees payable                                                     76,286
Other accrued expenses                                                        26,887
                                                                        ------------

      TOTAL LIABILITIES                                                    1,916,137
                                                                        ------------

           NET ASSETS                                                   $ 50,819,285
                                                                        ============

MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions (net)                                             $ 46,700,038
Accumulated net investment loss                                             (968,546)
Accumulated net realized gains                                               115,998
Accumulated net unrealized appreciation on investments                     4,971,795
                                                                        ------------

      MEMBERS' CAPITAL - NET ASSETS                                     $ 50,819,285
                                                                        ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED
                                                                              MARCH 31, 2003

INVESTMENT INCOME
    Interest                                                                  $    18,494
                                                                              -----------

         TOTAL INVESTMENT INCOME                                                   18,494
                                                                              -----------

EXPENSES
    OPERATING EXPENSES:
      Management fees                                                             412,920
      Professional fees                                                           220,840
      Accounting and administration fees                                          127,396
      Board of Managers' fees and expenses                                         40,000
      Custodian fees                                                               11,684
      Miscellaneous                                                                 2,500
                                                                              -----------

         TOTAL OPERATING EXPENSES                                                 815,340

         WAIVERS
      Accounting and administration fees waived                                    (8,333)
      Custody fees waived                                                            (795)
                                                                              -----------

         TOTAL FEES WAIVED                                                         (9,128)
                                                                              -----------

         NET EXPENSES                                                             806,212
                                                                              -----------

         NET INVESTMENT LOSS                                                     (787,718)


         NET REALIZED GAIN ON INVESTMENTS                                          90,484

         NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                   3,917,038
                                                                              -----------

         INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES        3,219,804

         INCENTIVE ALLOCATION                                                    (321,981)
                                                                              -----------

         INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES
           AVAILABLE FOR DISTRIBUTION TO CONTRIBUTING MEMBERS                 $ 2,897,823
                                                                              ===========

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

For the three months ended March 31, 2002 and the year ended March 31, 2003:

                                                                     Contributing          Special
                                                                        Members             Member                    Total

      Members' capital at January 1, 2002                           $ 22,542,474            $ 56,945               $ 22,599,419


    Capital contributions                                                215,000                   -                    215,000
    Capital distributions                                                      -             (56,945)                   (56,945)
    Net investment loss                                                 (120,570)                  -                   (120,570)
    Net realized gain on investments                                      25,514                   -                     25,514
    Net change in unrealized appreciation on
      investments                                                        425,050                   -                    425,050
    Tentative incentive reallocation                                     (32,999)             32,999                          -
                                                              ------------------------------------------------------------------

      Members' capital at March 31, 2002                            $ 23,054,469            $ 32,999               $ 23,087,468


    Capital contributions                                             40,067,000                   -                 40,067,000
    Capital distributions                                            (15,342,000)           (212,987)               (15,554,987)
    Net investment loss                                                 (787,718)                  -                   (787,718)
    Net realized gain on investments                                      90,484                   -                     90,484
    Net change in unrealized appreciation on
     investments                                                       3,917,038                   -                  3,917,038
    Actual incentive allocation from
     January 1, 2002 to December 31, 2002                               (212,987)            212,987
    Reverse accrued incentive allocation of
     January 1, 2002  to March 31, 2002                                   32,999             (32,999)                         -
    Accrued incentive allocation  from
     January 1, 2003 to March 31, 2003                                  (141,993)            141,993                          -
                                                              ------------------------------------------------------------------

      Members' capital at March 31, 2003                            $ 50,677,292           $ 141,993               $ 50,819,285
                                                              ==================================================================

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED
                                                                              MARCH 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES
Increase in members' capital derived from investment activities available
    for distribution to contributing members                                   $  2,897,823
    Adjustments to reconcile increase in members' capital derived from investment activities to net cash used for operating activities:
         Purchases of Portfolio Funds                                           (48,050,000)
         Proceeds from redemption of Portfolio Funds                             22,438,484
         Decrease in receivable for redemption of Portfolio Funds                   550,381
         Net realized gain on redemptions of Portfolio Funds                        (90,484)
         Net appreciation on investments in Portfolio Funds                      (3,917,038)
         Incentive allocation                                                       321,981
         Increase in interest receivable                                               (128)
         Increase in redemptions payable                                          1,636,042
         Increase in expenses payable                                                87,084
                                                                               ------------
    Net cash used for operating activities                                      (24,125,855)
                                                                               ------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital contributions                                                        40,067,000
    Capital withdrawals                                                         (15,554,987)
                                                                               ------------
    Net cash provided by financing activities                                    24,512,013
                                                                               ------------

Net increase in cash and cash equivalents                                           386,158
Cash and cash equivalents at beginning of year                                      433,910
                                                                               ------------
Cash and cash equivalents at end of year                                       $    820,068
                                                                               ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------


     1.  ORGANIZATION

         Lazard Alternative Strategies Fund, L.L.C. (the "Company") was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its objective through the allocation of capital among selected alternative asset managers (the "Portfolio Managers") or the funds they operate ("Portfolio Funds"). The Company will primarily invest in Portfolio Funds which are unregistered funds. Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC, a New York limited liability company, serves as the Company's investment adviser and manager (herein referred to as the "Investment Adviser" or "Lazard Alternatives") pursuant to an investment advisory agreement under which it directs the Company's investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company ("Board of Managers").


     2.  SIGNIFICANT ACCOUNTING POLICIES

         A.   NET ASSET VALUATION

         The net asset value of the Company is determined as of the close of business on the last business day of each month (the "Valuation Date"). The Company will value interests in Portfolio Funds at fair value, which ordinarily will be the value determined by their Portfolio Managers in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memorandums (the "Agreements"). The Company values these investments at fair value based on financial data supplied by the Portfolio Funds.

         The Company's investments in Portfolio Funds are carried at fair value as determined by the Company's pro rata interest in the net assets of each Portfolio Fund based on the financial data supplied by the Portfolio Funds, and are net of management and performance fees, incentive fees, or allocations payable to the Portfolio Funds' managers as required by the Portfolio Funds' Agreements. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund's financial statements. Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Portfolio Funds as a return of capital.

         Interest income is recorded on the accrual basis.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         B.   FUND EXPENSES

         The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers. The Company will also bear the Management Fee paid to the Investment Adviser.

         C.   INCOME TAXES

         As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report on its own tax return its distributive share of the Company's taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been provided for.

         D.   CASH EQUIVALENTS

         The Company treats all highly liquid financial instruments that mature within three months as cash equivalents. At March 31, 2003, $820,068 in cash equivalents was held at PNC Bank.

         E.   ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

     3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

         Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing certain legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. As the Investment Adviser, Lazard Alternatives is also responsible for managing the Company's assets and selecting Portfolio Funds. In consideration for such services, the Company will pay Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company's net assets.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     3. MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         Net profits or net losses of the Company for each allocation period will be allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account, as defined) as of the last day of each allocation period in accordance with members' respective investment percentages for the allocation period. Generally at the end of each calender year an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a member during the period (an "Incentive Allocation") will be debited from the member's capital account (including the Adviser's capital account) and credited to the Special Member Account for the year ended. At December 31, 2002, there was an allocation of $212,987 and the accrued incentive allocation for the three months ended March 31, 2002 of $32,999 was reversed. The accrued incentive allocation for the three months ended March 31, 2003 is $141,993.

         Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $6,000 plus a fee for each meeting attended. Currently, one Manager is an "interested person" of the Company. All Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

         PFPC Trust Company serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, tax and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses. During the year ended March 31, 2003, PFPC Inc. agreed to waive certain of its expenses in the amount of $8,333, and PFPC Trust Company agreed to waive certain of its expenses in the amount of $795.

     4.  SECURITIES TRANSACTIONS

         Aggregate purchases and proceeds from sales of Portfolio Funds for the year ended March 31, 2003, amounted to $48,050,000 and $22,438,484, respectively. The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Investment Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company as of March 31, 2003.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     5.  INVESTMENTS IN PORTFOLIO FUNDS

The following table lists the Company's investments in Portfolio Funds for the year ending March 31, 2003, none of which was a related party. The agreements related to investments in Portfolio Funds provide for compensation in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 10% to 25% of net profits earned.

              INVESTMENTS                          % OF           FAIR         INCOME            FEES               REDEMPTION
                                                 NET ASSETS       VALUE        (LOSS)       MGMT      INCENTIVE      PERMITTED
-----------------------------------------------------------------------------------------------------------------------------

Alson Signature Fund, LP                            5.15%     $ 2,617,771    $ 117,771   $ 25,833      $ 29,443      Quarterly
Andromeda Global Credit Partners, LP                3.44%       1,744,518      144,518     25,893        36,130      Quarterly
Argent Lowlev Convertible Arbitrage Fund, LLC       0.00%               -       98,814     17,645        24,704      Monthly
Blackthorn Partners, LP                             2.50%       1,270,016       74,683     18,918         1,029      Quarterly
Candlewood QP Fund, LP                              0.00%               -      (20,510)     7,980             -      Quarterly
CCM Small Cap Value Fund, LP                        2.63%       1,333,791       33,791     13,317         8,448      Quarterly
Delta Institutional, LP                             3.35%       1,703,038        3,038     33,635           760      Quarterly
European Merger Fund, LLC                           2.37%       1,204,224      (16,284)    17,988             -      Quarterly
Farallon Capital Partners, LP                       4.57%       2,323,289      144,599     23,005        36,150      Annual
Footbridge Capital, LLC                             0.00%               -       36,223     15,964         9,056      Quarterly
Framework Partners, LP                              6.37%       3,236,327      174,327     65,127        43,582      Monthly
Glenhill Capital, LP                                6.51%       3,306,424      156,424     41,248        39,106  Semi-annually
Graham Global Investment Fund, LTD                  3.55%       1,806,245      371,710     54,156        92,928      Monthly
Gramercy Emerging Markets LLC                       0.00%               -     (201,980)    17,730             -  Semi-annually
Laurel Ridge Partners, LP                           4.95%       2,514,952       14,952     50,532         3,738      Quarterly
LIM Asia Arbitrage Fund                             0.00%               -       13,973     10,198         2,620      Monthly
Marathon Special Opportunity Fund, LP               7.10%       3,609,461      565,681     35,432       141,420      Quarterly
Metacapital Fixed Income Relative Value Fund, LP    2.05%       1,041,756       41,756     15,613        10,439      Quarterly
MPM BioEquities Fund, LP                            0.00%               -     (111,555)     9,299             -      Quarterly
Octave-1, LP                                        3.99%       2,028,903       28,903     30,316         7,226      Monthly
RAB Europe Partners, LP                             0.00%               -     (178,436)    21,062             -      Monthly
Rubicon Global Partners, LP                         2.50%       1,267,384      362,965     12,805        90,741      Monthly
Sagamore Hill Partners, LP                          0.00%               -       17,843     13,602         4,461      Quarterly
Shaker Investments, LP                              0.00%               -      275,164     32,243        68,791      Quarterly
Silverback Partners, LP                             5.15%       2,617,671      367,671     38,986        91,918      Quarterly
Spinnaker Global Emerging Markets Fund              4.78%       2,427,917      452,917     46,556       113,229      Quarterly
Spyglass Capital, LP                                4.14%       2,105,433      105,433     21,424        26,358      Quarterly
The Canyon Value Realization Fund, LP               4.89%       2,485,076      267,610     24,316        66,903      Annually
The Contra Fund Limited                             3.50%       1,780,405      (19,595)    17,831             -      Quarterly
The Global Interest Rate Hedged Fund                0.00%               -       19,891     16,656         4,973      Monthly
Vega Relative Value Fund, LP                        3.72%       1,892,601      292,601     36,785        73,150      Monthly
Vega Select Opportunities Fund, LTD
(Institutional Class                                3.63%       1,845,657       95,918     18,363        23,980      Monthly
Verus Investment Partners (Q.P.), LP                3.36%       1,706,250      (43,750)    17,500             -      Quarterly
Victory Fund, LP                                    3.45%       1,753,652      103,652     35,281        25,913      Monthly
West Side Partners, LP                              4.33%       2,201,486      247,435     22,015        61,859      Monthly
Whitney New Japan Partners, LP                      0.00%               -       25,162     16,692         6,291      Quarterly
York Capital Management, LP                         0.00%               -      (55,793)    11,683             -      Quarterly
                                                -------------------------- ------------ ---------- -------------
TOTAL                                             101.98%      51,824,247   $4,007,522   $933,629   $ 1,145,346
                                                                           ============ ========== =============

Liabilities in Excess of Other Assets              -1.98%      (1,004,962)
                                                --------------------------
Members' Capital - Net Assets                     100.00%     $50,819,285
                                                ==========================

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     6.  RISK FACTORS

         An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

         The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     7.  REPURCHASE OF COMPANY INTERESTS

         The Board of Managers may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase interests from members twice in each year, effective as of June 30th and December 31st of each year (See Note 9).

     8.  FINANCIAL HIGHLIGHT INFORMATION

                                                                              PERIOD FROM                  PERIOD FROM
                                                    YEAR ENDED               JANUARY 1, 2002            SEPTEMBER 4, 2001
                                                  MARCH 31, 2003            TO MARCH 31, 2002         TO DECEMBER 31, 2001

         Total return before incentive
              allocation*                                6.94%                   1.46%                         2.62%
         Incentive allocation                           (0.69)%                 (0.14)%                       (0.26)%
                                   ----                -------                 -------                       -------
         Total net return after incentive
              allocation*                                6.25%                   1.32%                         2.36%
                                   ====                =======                 =======                       =======

         Net assets, end of period (000)               $50,819                 $23,087                       $22,599

         Portfolio Turnover                                58%                      4%                            0%

              *Total return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted. Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Total returns for a period of less than a full year are not annualized.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

    8.   FINANCIAL HIGHLIGHT INFORMATION (CONTINUED)

         Annualized ratios to average net assets:

                                                                                                          PERIOD FROM
                                                                              PERIOD FROM                JANUARY 1, 2002
                                                                               YEAR ENDED               SEPTEMBER 4, 2001
                                                   MARCH 31, 2003           TO MARCH 31, 2002         TO DECEMBER 31, 2001

         Net investment loss before
               incentive allocation                     (1.95)%                   (2.14)%                     (0.85)%

         Operating expenses, excluding
               organizational expenses
               and waivers                               2.02%                     2.42%                       3.21%
         Organizational expenses                            -                         -                        2.88%
         Incentive allocation                            0.80%                     0.59%                       0.80%
                                                        -----                     -----                       -----
         Total expenses and incentive
               allocation before waivers                 2.82%                     3.01%                       6.89%

         Expenses waived                                (0.02)%                   (0.27)%                     (5.08)%
                                                        -----                     -----                       -----

         Net expenses                                    2.80%                     2.74%                       1.81%
                                                        =====                     =====                       =====


     9.  SUBSEQUENT EVENTS

         As stated in the tender offer documents of Lazard Alternative Strategies Fund, L.L.C., the Company is offering to purchase limited liability company interests in the Company ("Interests") from members of the Company at their net asset value (that is, the value of the Company's assets minus its liabilities, multiplied by the proportionate interest in the Company a member desires to redeem). The offer to purchase Interests (the "Offer") will remain open until 12:00 midnight, New York time, on May 30, 2003 unless the Offer is extended. The net asset value of Interests will be calculated for this purpose as of June 30, 2003 or, if the Offer is extended, approximately one month after the date by which Members must tender their Interests for repurchase (in each case, the "Valuation Date").

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Board of Managers and officers of the Company is set forth below.

                                                                                           Number of Portfolios           Other
Name, Year of Birth, Address and     Length of     Principal Occupation During                in Fund Complex         Directorships
Position with Company                Time Served   Past Five Years                          Overseen by Manager      Held by Manager
------------------------------------------------------------------------------------------------------------------------------------

                                                         DISINTERESTED MANAGERS

Mr. Lawrence Kudlow, Born 1947       19 months     CEO, Kudlow & Co., LLC (2001- 2003);              1                      None
Redding, CT                                        Sr. Managing Director and Chief
Manager                                            Economist, ING Barings (2000-
                                                   2001); Managing Director and
                                                   Chief Economist, Schroder & Co.
                                                   (1999-2000); Sr. Vice President
                                                   and Chief Economist, American
                                                   Skandia (1996-1999)

Mr. Leon M. Pollack, Born 1941       19 months     Managing Director, Donaldson,                     1                      None
Palm Beach Gardens, FL                             Lufkin & Jenrette (1988-2003)
Manager


Mr. Richard Reiss, Jr, Born 1944     14 months     Managing Partner, Georgica Advisors ,             16                     None
New York, NY                                       LLC (1991 - 2003)
Manager



                                                         INTERESTED MANAGER

Mr. Michael S. Rome, Born 1958       19 months     Managing Director, Lazard                         1                      None
Greenwich, CT                                      Alternatives, LLC (2001-2003); Managing
Manager                                            Director, Lazard, LLC (1991-2003)



                                                    OFFICERS WHO ARE NOT MANAGERS

Mr. Jagatnarine Churaman, Born 1972*  0 months     Treasurer,                                       N/A                      N/A
Ozone Park, NY                                     Lazard Asset Management (2001- 2003);
Treasurer                                          Supervisor, Bank of Bermuda (2000-2001);
                                                   Accountant, Alliance Capital (1998-2000)


Mr. Kevin Droutman, Born 1969        19 months     Manager, Lazard Asset Management                 N/A                      N/A
Lake Grove, NY                                     (2001-2003); Manager, Accounting &
Assistant Treasurer                                Administration, McKinsey & Co. MGM
                                                   Investment Programs (1994-2001)


Mr. Nathan A. Paul, Born 1973        19 months     Director , General Counsel, Lazard               N/A                      N/A
Bergenfield, NJ                                    Asset Management (2000-2003);
Secretary                                          Associate, Schulte Roth & Zabel LLP
                                                   (1997-2000)



All Managers and officers serve for tes of indefinite duration.

Mr. Rome is considered an "interested person", as defined by the 1940 Act, of the Company by virtue of his affiliation with the Investment Adviser.

* Effective May 8, 2003.